Exhibit 99.1

Forward Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Republic Bancorp Profile 3rd largest bank holding company in Michigan 84th largest bank holding company in the U.S. $5.0 billion in assets Market capitalization of $800 million 3 business lines - retail, commercial and mortgage banking 1,300 employees -1-

Michigan Indiana Ohio 96 offices 93 ATMs -2-

Southeast Michigan Market -3-

Loan and Asset Growth 90 91 92 93 94 95 96 97 98 99 00 01 02 Loans 288 256 291 407 605 578 785 1096 1212 3373 3772 3458 3657 3955 Assets 189 260 443 763 759 895 706 777 983 928 839 1282 1122 1076 Total Loans Total Assets -4- YTD 03 ($ in millions)

Growth in Net Income* 90 91 92 93 94 95 96 97 98 99 00 01 02 Loans 662 3506 11078 20444 15719 14264 14678 18789 22890 45109 45677 52460 56677 -5- ($ in millions) * as reported.

Republic Bancorp Strengths Focused business strategies Performance driven culture Conservative credit management -6-

Focused Business Strategies "Distinctive Personal Service" through relationship banking Products and Services: Commercial real estate and SBA lending Mortgage banking Core deposits and home equity lending -7-

Commercial Banking Diversified portfolio, 97% secured by real estate Serving strong commercial markets in Southeast Michigan, Cleveland and Indianapolis #1 SBA lender in Michigan for 9th straight year -8-

Mortgage Banking Top ten retail mortgage lender in Midwest High quality asset generation Mortgage loan originators in retail branches -9-

Retail Banking Focus on relationship development through personalized banking Establish core deposit relationship Significant cross-sell opportunities -10-

Customer Relationship Growth Retail Customers Mortgage with 3 or to Retail more services 1st Quarter 2001 24% 10% 2nd Quarter 2003 38% 16% -11-

Performance - Driven Culture All employees are shareholders 20% of the company is owned by employees and directors "Pay for Performance" compensation Over half of compensation is variable based on company and individual performance Accountable business line management compensated for division and cross division results Team Republic - Over 12,000 successful referrals annually -12-

Performance - Driven Culture Recognition and rewards for top performers Monthly Telerap Quarterly Awards Meetings Annual Sales Incentive Trips "Great Place to Work" recognition FORTUNE "100 Best Companies to Work for" (Ranked 17th) WorkingMother "100 Best Companies for Working Mothers" -13-

Conservative Credit Management Consistent lending focus and loan mix Real estate secured lender In-market lending (bank footprint) Committee approval process -14-

Sound Asset Quality 90 91 92 93 94 95 96 97 98 99 00 01 02 RBI 0.0018 0.0028 0.0024 0.0006 0.002 0.0006 0.0006 0.0003 0.0005 0.0017 0.0013 0.0019 0.0023 0.0018 Peers 0.0067 0.0095 0.0065 0.0054 0.0025 0.0028 0.0028 0.0028 0.0027 0.0028 0.003 0.0043 0.0042 0.0033 Peer Group ($3-$10 Billion in Assets) Net Loan Charge-Offs to Average Loans Republic Bancorp -15- YTD 03

2nd Quarter Financial Highlights 2002 2003 % Change Total Assets (000's) $4,357,150 $5,030,955 15% Earnings per Share $0.24 $0.26 7% Net Income (000's) $14,534 $15,158 4% Book Value per Share $5.59 $6.12 9% Net charge-offs .21% .18% (14%) (annualized) -16-

2nd Quarter 2003 Highlights Quality asset growth 29% increase in noninterest income Strong residential mortgage business and core deposit growth Consistently solid credit quality Strong earnings momentum -17-

Loan Portfolio Commercial All Others Home Equity Residential East 0.36 0.05 0.11 0.48 Residential real estate mortgages 48% Commercial real estate loans 36% $3.95 billion at June 30, 2003 Home equity loans 11% All Others 5% -18-

Commercial Loan Portfolio Retail Manufacturing Multi-Family All Others Pre-Sold Land Development Hotel/Motel Office East 0.17 0.08 0.11 0.23 0.07 0.05 0.05 0.24 Average LTV 75% Variable Rate 78% Fixed Rate 22% All Others Office Retail 23% 17% 24% Manufacturing/Warehouse Multi-Family Pre-sold 1-4 Family Residential Land Development Hotel/Motel 8% 11% 7% 5% 5% -19-

Residential Loan Portfolio Jumbo Portfolio Agency Eligble East 0.27 0.22 0.51 Average FICO Score 718 Average LTV 71% Variable Rate 43% Fixed Rate 57% Agency Eligible Jumbo Portfolio 51% 22% 27% -20-

Consumer Loan Portfolio Other Home Equity East 0.27 0.73 Home Equity Portfolio Average FICO Score 736 Average CLTV 75% Variable Rate 71% Fixed Rate 29% Other Loans Home Equity Loans 27% 73% -21-

Core Deposit Growth (Checking, Savings and Money Market Accounts) 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q RBI 992 1065 1119 1161 1184 1211 1260 1295 1370 1406 -22- 01 01 01 01 02 02 02 02 03 03 ($ in millions)

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q service charges 1651 1892 2232 1945 1989 2017 2484 2716 2652 2735 -23- 01 01 01 01 02 02 02 02 03 03 Growth of Service Fees ($ in 000's)

Balanced Business Model Consumer/Commercial Banking Mix Portfolio loan composition Balanced divisional earnings contributions Treasury Management Asset sensitive, positive GAP management Majority of fixed rate mortgage loans sold, adjustable rate retained Mortgage servicing rights are sold with loans -24-

Market Coverage 33 Market Makers - Including research coverage from: Oppenheimer & Co. Inc. - Buy Stifel, Nicolaus & Company - Buy Cohen Bros. & Company - Outperform Howe Barnes - Outperform RBC Capital - Market Perform Robert W. Baird - Market Perform Keefe, Bruyette & Woods - Market Perform A.G. Edwards - Market Perform -25-

Creating Shareholder Value Named to S&P SmallCap 600 Index in April Announced in July new 2,000,000 Share Stock Repurchase Program Announced in July 12% increase in cash dividend Liquid stock - Average monthly volume of 3.7 million shares -26-

5 Year Performance Earnings Per Share Growth 11.9% Return on Equity 16.8% -27-

Attractive Stock Value ROE 17.67% 15.64% Net Charge-Offs P/E .18% 13.0 .40% 16.5 -28- * Peer Group = Top 76-100 Banks RBNC Peer *

Growth & Consistency Focused business strategies Performance driven culture Conservative credit management Strong earnings momentum -29-